SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549




                                   FORM 8-K




                                CURRENT REPORT




                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


                       Date of Report: December 7, 2001
                               ----------------
                       (Date of earliest event reported)

                   DAIMLERCHRYSLER WHOLESALE RECEIVABLES LLC
                         CARCO AUTO LOAN MASTER TRUST
        -------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

        State of Michigan               333-50780
-------------------------------   ---------------------    -------------------
(State or other jurisdiction of   (Commission) File No.)       (IRS Employer
            incorporation)                                 Identification No.)

                27777 Franklin Rd., Southfield, Michigan 48034
        -------------------------------------------------------------
                   (Address of principal executive offices)

Registrant's telephone number, including area code:  (248) 512-3990.

This filing relates to Registration Statement No.:  333-50780.

Item 5.  Other Events.
         ------------

     On December 5, 2001, DaimlerChrysler Wholesale Receivables LLC, as seller, DaimlerChrysler Services North America LLC, as servicer, and The Bank of New York, as trustee, entered into an amended and restated pooling and servicing agreement, dated as of December 5, 2001 (the "Amended and Restated Pooling and Servicing Agreement").

     On December 7, 2001, DaimlerChrysler Wholesale Receivables,
DaimlerChrysler Services North America LLC and The Bank of New York, as trustee, entered into the Series 2001-A Supplement, dated as of December 7, 2001 (the "Series 2001-A Supplement").

     The Amended and Restated Pooling and Servicing Agreement is attached hereto as Exhibit 4.1 and the Series 2001-A Supplement is attached hereto as
Exhibit 4.2.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------


     Listed below are the financial statements, pro forma financial information and exhibits, if any, filed as a part of this Report:

         (a)  Financial statements of businesses acquired;

              None

         (b)  Pro forma financial information:

              None

         (c)  Exhibits:

              Exhibit 4.1  Amended and Restated Pooling and Servicing Agreement

              Exhibit 4.2  Series 2001-A Supplement

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                By: DaimlerChrysler Wholesale Receivables LLC


Date:  December 19, 2001        By:  /s/ Byron C. Babbish
                                     ----------------------------
                                     Byron C. Babbish
                                     Assistant Secretary

                                 EXHIBIT INDEX



     Exhibit No.         Description of Exhibit
     ----------          ----------------------

Exhibit 4.1              Amended and Restated Pooling and Servicing Agreement
Exhibit 4.2              Series 2001-A Supplement